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                                                                   EXHIBIT 10.26

                                 FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                              MARINER ENERGY, INC.
                                       AND
                             CHRISTOPHER E. LINDSEY


         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "First Amendment") is made and entered into by and between MARINER ENERGY, INC. (the "Company") and CHRISTOPHER E. LINDSEY ("Employee").

                              W I T N E S S E T H :

         WHEREAS, the Company and Employee entered into that certain Employment Agreement dated effective as of August 1, 1998 (the "Employment Agreement"); and

         WHEREAS, the Company and Employee desire to amend the Employment Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. Paragraph 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  "2.      Term.

                           The term of employment shall be for a term beginning on and including the Effective Date through and including September 30, 2002, subject, however, to the provisions of paragraph 3."

2. All references to "this Agreement" contained in the Employment Agreement shall be deemed to be a reference to the Employment Agreement, as amended by this First Amendment.

3. This First Amendment is made and will be performed under, and shall be governed by and construed in accordance with, the law of the State of Texas.

4. Except as amended by this First Amendment, the Employment Agreement shall remain in full force and effect.



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5.                This First Amendment may be executed in one or more
         counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Company and Employee have executed this First Amendment to be effective as of October 1, 1999.


Acknowledged by:                             MARINER ENERGY, INC.



/s/ Hunt Hodge                               By: /s/ Robert Henderson
-------------------------------------           -------------------------------
            W. Hunt Hodge                             Robert E. Henderson
   Vice President - Administration                       President and
                                                    Chief Executive Officer

                                                                       "COMPANY"



                                             /s/ Christopher Lindsey
                                             ----------------------------------
                                                   Christopher E. Lindsey

                                                                      "EMPLOYEE"



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